Tego (Tay-Go)

Latin

To shield, cover, and protect

TEGO CYBER

THREAT INTELLIGENCE THAT IS INTELLIGENT

Investor Presentation – March 7, 2022

OTCQB:TGCB

DISCLAIMER

The statements contained in this presentation that are not purely historical, are forward-looking statements within the meaning of applicable securities laws. Forward-looking statements include statements regarding the Company's "expectations," "intentions," "beliefs," or "strategies" in the future, whether or not those words are used. Forward-looking statements also include statements regarding the future size of the cybersecurity economy and the Company's anticipated customers. Forward-looking statements in this presentation are based upon a number of assumptions, some of which may not materialize, and unanticipated events may occur which could affect the actual results achieved by the Company during the periods covered. All forward-looking statements included in this presentation are based on information available as of the date of the presentation, and the Company assumes no obligation to update any such statements other than as required by applicable laws. Actual results could differ materially from the forward-looking statements.

MISSION

To deliver an intelligent, state-of-the-art threat intelligence platform with a proprietary process of collecting and enriching threat data to help enterprises identify threats within their environments.



THE CHALLENGE

GROWING THREATS	• Cybersecurity issues are increasing and are a day-to-day struggle for many businesses. • Recent trends within cybersecurity statistics reveal a huge increase in hacked and breached data, such as laptops, tablets, mobile, and IoT (Internet of Things) devices.
THREAT COMPLEXITY	• Threats have evolved over time. Phishing emails started as simple scams such as Nigerian Prince phishing emails to become much more complicated and convincing resulting in losses of $1.8 billion in 2020 (FBI). • Ransomware attacks have evolved from just encryption to include a data breach component. Cyber-criminals have developed affiliate networks to share information and ill-gained profits turning ransomware into a criminal enterprise.
INCREASING FREQUENCY	• Security breaches have increased by 11% since 2018 and 67% since 2014 (Accenture). • Cyber-criminals attack a connected computer every 39 seconds - 2,244 times a day. (University of Maryland)

In terms of overall cyber threats, a Juniper Research report on cybercrime from 2019, suggests that the cost of such malicious attacks will rise to $5 trillion by 2024.

CYBERCRIME BY THE NUMBERS

39

There is a cyber attack every 39 seconds (per connected computer)

University of Maryland

2,244

The number of times a day a hack occurs (per connected computer)

University of Maryland

7.27%

Avg. drop in public company share price after a breach announcement

Comparitech

300%

Increase in reported cyber crimes since COVID-19

FBI

239

The average number of days it took to identify a security breach in 2021

Packetlabs

$4.6 million

Average cost to recover from a cyber-attack for organizations with > $1 billion in revenue

Radware

146 billion

Number of records cyber-criminals will steal over next 5 years

Juniper Research

TEGO CYBER

OPPORTUNITY

GLOBAL CYBERSECURITY MARKET



Global Cybersecurity Spending Forecast 2020-2026
($ BILLIONS)
$300
$250
$200
$150
$100
$50
$0
$173
$187
$202
$216
$233
$251
$270
2020
2021
2022
2023
2024
2025
2026

Source: Gartner

OPPORTUNITY

THREAT INTELLIGENCE MARKET SEGMENT

Globally, the *Threat intelligence market segment* has a current estimated value of $5.1 billion and is projected to grow at a CAGR of 19.7% to $12.53 billion by 2026.

Growth is driven by continuing enterprise digitization. New IoT products in many sectors and the corporate shift to virtual 'work from home' all add to increased risk of security breaches.

Enterprises are rapidly embracing cloud platforms, becoming increasingly exposed to various cybersecurity breaches.

The threat intelligence market segment is expected to grow at twice the rate of the general overall cybersecurity market.

Tego's cloud-based platform offers a unified way, via SaaS-based services, to feed existing cybersecurity tools with timely and relevant threat data.

TEGO CYBER

THREAT INTELLIGENCE MARKET

~ 19.7%

PROJECTED CAGR

($ BILLIONS)


$14
$12
$10
$8
$6
$4
$2
$0
$5
$13
2020
2026

TEGO CYBER THREAT INTELLIGENCE

PLATFORM

The Tego Threat Intelligence Platform (TTIP) takes raw cyber threat intelligence from vetted and curated data sources. Then, using a proprietary process, the platform compiles, analyzes, and delivers that data to an enterprise network in a format that is timely, informative, relevant, and compatible.

Other solutions in the marketplace only identify potential threats, but do not provide specific details to counteract threat such as its source and type, or require the client to go outside their existing tools.

The TTIP changes the process by providing additional critical information within the client's existing tools, increasing ROI and saving time when responding to incidents.

The initial platform launch will integrate the widely accepted SPLUNK® platform to provide real-time threat intelligence to macro enterprises using SPLUNK® architecture. Planned future developments include developing the TTIP for compatibility with other SIEM systems and platforms.


THREAT DATA SOURCES
TEGO CYBER
THREAT INTELLIGENCE PLATFORM
ENTERPRISE NETWORK

PLATFORM

splunk>

Splunk Inc.

HEADQUARTERS
San Francisco, California

2020 GROSS REVENUE
$2.35 Billion

NASDAQ
SPLK

NUMBER OF EMPLOYEES
~ 6,000

NUMBER OF CLIENTS
~ 15,000 Growing by 450+
Per Quarter

INDUSTRY LEADING PLATFORM FOR MACHINE DATA


ANY MACHINE DATA
OPERATIONAL INTELLIGENCE
Datacenter
Private Cloud
Public Cloud
Online Services
Web Services
Servers
Security
GPS Location
Packaged Applications
Networks
Storage
Desktops
Messaging
Custom Applications
Online Shopping Cart
Telecoms
RFID
Energy Meters
Databases
Web Clickstream
Call Detail Records
Smartphones and Devices
Search and Investigation
Proactive Monitoring
Operational Visibility
Real-time Business Insights
splunk>enterprise
splunk>cloud
Enterprise Scalability

Produces software for searching, monitoring, and analyzing machine-generated big data via a web-style interface. Splunk's platform captures, indexes, and correlates real-time data in a searchable repository from which it can generate graphs, reports, alerts, dashboards, and visualizations. Splunk makes machine data accessible across an organization by identifying data patterns, providing metrics, diagnosing problems, and providing intelligence for business operations. Splunk® is a horizontal technology used for application management, security and compliance as well as business and web analytics.


splunk>enterprise
Apps
Administrator
2 Messages
Settings
Activity
Help
Find
Tego Threat Intelligence Platform
Search
Tego Guardian
Tego Threat Intelligence Platform
Show Filters
Edit
Export
...
Top 10 threats
Threat
Threat Type
count
Risk Score
IP 173 100
Domain 175 0
Domain 126 0
URL 1 0
http:// URL 1 0
http:// URL 1 0
Hash 1 0
Hash 1 0
Hash 1 0
Worldwide Monthly Threats by Country (IP Location Based)
0 - 0.25
0.25 - 0.5
0.5 - 0.75
0.75 - 1
1 - 1.25
1.25 - 1.5
1.5 - 1.75
1.75 - 2
2 - 2.25
Top 10 IP threats
threat_ip
description
| | Vulnerability Scanner
Top 10 Domain threats
threat_domain
description
| | Trojan Linux Mirai
| | Backdoor Linux
Top 10 URL threats
threat_url
description
http://
http://
http://

COMPETITIVE ADVANTAGE

The TTIP ingests data from a variety of threat data sources, analyzes and deduplicates the data, adds context to the data, and then transfers this data through its integration with SPLUNK.

Within the Tego / SPLUNK integration, combined real-time data is compared to the TTIP and recursive searches are run in the TTIP Dashboard that is used by the client Security Operations Center (SOC).

From the TTIP, a SOC can see all relevant threat data within SPLUNK when an incident occurs without the need to leave SPLUNK, increasing the effectiveness and ROI of the client's existing cybersecurity investments.

Information surfaced by the TTIP includes not only identified threats, but information about the cyber-criminal behavior, techniques employed by threat actors, hash details of malicious files, IP addresses of infected servers, and/or any combination of these, collectively providing a unique, differentiated solution.

Tego Cyber Inc. - Threat Intelligence That is Intelligent

REVENUE MODEL

License fee of $75,000 per annum

Tego sells its platform through a recurring fee arrangement where revenue is recognized on an annual basis following customer deployment.

- Purchasers of TTIP will be invoiced at $75,000 per annum per installation.

Revenue is also derived from maintenance and support services on the licensed products.

- Revenue is recognized on a monthly basis as maintenance and support services are provided to customers.

GROWTH STRATEGY - SPLUNK

License fee of $75,000 per annum

Tego will initially focus on marketing its add-on platform to SPLUNK®'s existing client base

At present SPLUNK® has 15,000+ customers and is adding 450+ new clients per quarter

The goal is to retain 0.66% of SPLUNK's existing clients within the first year; 1.66% within the second year and 3.33% within the third year of launching the TTIP.

2022	2023	2024
15,000 X 0.66%	15,000 X 1.66%	15,000 X 3.33%
~100 Clients	~250 Clients	~500 Clients

FUTURE INTEGRATIONS

elastic

DEVO
Data. Evolved.

IBM
QRadar

LogRhythm

chronicle

AT&T Cybersecurity

PROJECTED GROSS REVENUE & PROFIT MARGINS

	Year 1	Year 2	Year 3
Revenue	$7,500,000	$18,750,000	$37,500,000
Gross Profit %	85%	85%	85%
Net Profit %	73%	75%	77%

Based off conservative penetration of Splunk customer base alone

TEGO CYBER


PROJECTED GROSS REVENUE
($ MILLIONS)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$7.5
$18.8
$37.5
YEAR 1
YEAR 2
YEAR 3

MANAGEMENT TEAM



SHANNON WILKINSON
Director
CEO, CFO

swilkinsoncyber



TROY WILKINSON
Director
President

kosovotroy



MICHAEL DE VALERA
Director

michael-de-valera



CHRIS WHITE
Director
CISO

chris-white-a135631b

INVESTMENT HIGHLIGHTS

- Accelerated path to revenue and profitability
- Sustainable and scalable business model
- High gross margins
- Exponential growth potential
- Low debt-to-equity ratio
- Low share count
- Prime take-out target
- Globally recognized management team

Stock Structure & Trading

Ticker:	TGCB
Market:	OTCQB
Share price (as of 07-Mar-2022):	$0.70
Common Shares Issued & Outstanding:	25,096,044
Restricted:	9,484,484
Non-Restricted:	15,611,560
Deposited @ CEDE:	5,044,400
52 Week Hi - Low:	$1.25 - $0.30
Insider Ownership:	30%
# Shareholders	380

TEGO CYBER

8565 South Eastern Avenue, Suite 150
Las Vegas, Nevada 89123 USA

T 855-939-0100 (USA + Canada)
T +1 725 726 7840 (Worldwide)
E info@tegocyber.com
E investor@tegocyber.com

TEGOCYBER.COM

TWITTER.COM/TEGOCYBER

FACEBOOK.COM/TEGOCYBER

LINKEDIN.COM/COMPANY/TEGOCYBER

APPENDIX: COMPETITORS

ANOMALI

Private

FORMED
2013

REVENUE
$31 Million

EMPLOYEES
> 150

Recorded Future

Private

FORMED
2009

REVENUE
$100 Million

EMPLOYEES
> 450

THREATQ

Private

FORMED
2013

REVENUE
$21 Million

EMPLOYEES
> 100

APPENDIX: ADVISORS

Investor Relations

Crescendo Communications, LLC
405 Lexington Ave, 9th Fl
New York, NY 10174
Tel: 212-671-1021
TGCB@crescendo-ir.com

CRESCENDO-IR.COM

Auditor

Harbourside, CPA
1140 – 1185 West Georgia St.
Vancouver, BC V6E 4E6
Canada

HARBOURSIDECPA.COM

Legal

Lockett + Horwitz
2 South Point Drive, #275
Lake Forest, CA 92630
USA

LHLAWPC.COM

Transfer Agent

Signature Stock Transfer, Inc.
14673 Midway Rd., Suite 220
Addison, TX 75001
USA

SIGNATURESTOCKTRANSFER.COM